SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 5, 2004
                Date of Report (Date of earliest event reported)

                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         1-14770                                           43-1813160
(Commission File Number)                       (IRS Employer Identification No.)

                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)

                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)

Item 5 Other Events and
Item 9 Regulation FD Disclosure

      On August 5, 2004, Payless ShoeSource, Inc., a Delaware corporation, issued a press release announcing its sales for the fiscal month of July, which ended July 31, 2004. The full text of the press release and the transcript of the monthly sales message are attached hereto as Exhibits 99.1 and 99.2 respectively, and incorporated by reference herein.

Exhibits:

     99.1 Press Release, dated August 5,  2004.
     99.2 Transcript of July monthly sales message

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PAYLESS SHOESOURCE, INC.

Date: August 5, 2004                       By: /s/ Ullrich E. Porzig
                                               ---------------------------------
                                               Ullrich E. Porzig
                                               Senior Vice President,
                                               Chief Financial Officer and
                                               Treasurer

                                  EXHIBIT INDEX

       Exhibit No.         Exhibit
       -----------         -------

          99.1             Press Release, dated August 5, 2004.

          99.2             Transcript of July monthly sales message